EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18
U.S.C. Section 1350,
AS ADOPTED PURSUANT TOSECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of E-Debit Global Corporation (the “Corporation”) on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kim Law, Vice President of Finance and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: April 15, 2013	By: /s/ Kim Law Name: Kim Law Title: Vice President of Finance and Chief Financial Officer